UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22693

ClearBridge Energy MLP Total Return Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

    The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2013

CLEARBRIDGE

ENERGY MLP TOTAL

RETURN FUND INC. (CTR)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Total Return Fund Inc. for the twelve-month reporting period ended November 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 27, 2013

II	ClearBridge Energy MLP Total Return Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended November 30, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first five months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its

ClearBridge Energy MLP Total Return Fund Inc.	III

Investment commentary (cont’d)

meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Energy MLP Total Return Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

ClearBridge Investments, LLC is the Fund’s subadviser. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Richard A. Freeman, Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices rose steadily throughout the past year, setting new highs repeatedly. The early weeks of 2013 echoed the beginning of 2012 as stocks posted double-digit returns, pushing the major indices to all-time highs despite widespread commentary about low growth, stubbornly high unemployment, the European debt crisis and tightening government budgets.

During the second calendar quarter of 2013, equity market volatility increased, as U.S. Treasury yields increased from multi-decade lows and mortgage rates rose. In May, the Federal Reserve Board (“Fed”)i indicated that quantitative easing programs may be wound down, colloquially referred to as “tapering.” Although the Fed’s monetary policy-setting committee left the target short-term interest rate unchanged and maintained the unprecedented $85 billion-a-month bond-buying program, Fed Chairman Ben Bernanke’s indication that the central bank could start to reduce asset purchases later in 2013 sent markets, particularly fixed income markets, lower.

Stocks bottomed in late June as investors looked past the timing of Fed policy action, tensions surrounding the Syrian chemical weapons attacks and the Congressional budget debate. In mid-September, the Fed surprised many investors by announcing plans to maintain its current accommodative policy. Though stocks rallied on the decision, they quickly reverted as House Republicans and the Democrat-controlled Senate squabbled over the 2014 budget and spending authorizations. Congress remained deadlocked, ultimately resulting in a sixteen-day

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

partial government shutdown which sent equity markets down. Equities recovered after Congress ended the partial government shutdown as investors believed that the shutdown fiasco would cause the Fed to delay tapering and therefore extend the duration of the quantitative easing.

Major equity indices continued their ascent in November and the S&P 500 Indexii and Dow Jones Industrial Average (“DJIA”)iii for the first time ever topped 1,800 and 16,000, respectively, and the NASDAQ Composite Indexiv breached the 4,000 threshold for the first time since the “tech bubble” bust. The S&P 500 Index was up 29.1% year-to-date through the end of November and on pace for its best year since 2003. U.S. gross domestic product (“GDP”)v grew at an annualized rate of 4.1% in the third quarter, up from 2.5% in the second quarter and significantly above economists’ original estimate of 2.0%. Meanwhile, the Department of Labor reported that U.S. employers hired over 400K workers in October and November, dropping the unemployment rate to 7.0% in November, the lowest level since 2008. While the improving economic data is clearly positive, its strength brings the taper question to the fore and therefore could present headwinds to the markets.

Despite a strong 21.6% return, as measured by the Alerian MLP Indexvi, energy MLP stocks lagged the broader U.S. equity market over the reporting period. After a subdued 2012, MLPs entered the year like a coiled spring and surged more than 20% in the first four months of 2013, outperforming the S&P 500 Index by over 800 bps. However, since the taper talk began, the group has been largely range-bound as investors have feared that rising interest rates will retard stock performance for the group. While the future direction of interest rates is anyone’s guess, we actually believe that MLPs should perform relatively well in a rising rate environment given their historically strong cash flow growth, which should provide a powerful offset to rising rates. Further, we continue to see MLPs as well-positioned over the intermediate to longer term given the energy production growth we expect to see in the United States in the years ahead.

U.S. oil production was up 16% year-over-year during the first eight months of 2013, while total energy production was up 3%. We expect this growth trajectory to continue, positioning MLP stocks well to continue to deliver growing cash flows to investors. 2013 has played out largely as we expected and we continue to see opportunities for distribution growth in 2014 for names we consider in our investable universe.

Q. How did we respond to these changing market conditions?

A. As the market moved higher and several Fund positions appreciated significantly, we harvested gains and redeployed the proceeds to what we believed to be more attractive opportunities. During the year we saw something of a bifurcation in MLP stocks as investors swarmed to the highest growing MLPs and away from the slower growers. This behavior drove high-growth MLPs up sharply and drove their distribution rates down significantly — many below 4%. Directionally we have incrementally found ourselves reducing our weighting to these highest-growth, highest-valued securities and rotating towards some of the historically lower-growth MLPs with relatively higher distribution rates.

2	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

We have been very consistent in our investment approach and our investment philosophy remains unchanged. We have continued to focus on well-capitalized companies, with what we believe are strong asset bases, fee-based revenue streams, long-term contracts, limited direct commodity exposure and attractive partnership structures that are well-positioned for growth. We focus on midstream assets and generally avoid E&P MLPs, variable pay MLPs and other commodity price sensitive MLPs.

Performance review

For the twelve months ended November 30, 2013, ClearBridge Energy MLP Total Return Fund Inc. returned 23.39% based on its net asset value (“NAV”)vii and 17.34% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Energy MLP Closed-End Funds Category Averageviii returned 22.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.32 per share, which included a return of capital of $1.05 per share. The Fund has generated sufficient current year earnings and profits for tax purposes from gains realized on the sale of its MLP investments such that approximately 20% of the distributions paid during the current year will be treated as dividend income. The remainder represents a return of capital. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2013 (unaudited)
Price Per Share	12-Month Total Return*
$22.79 (NAV)	23.39	%†
$21.90 (Market Price)	17.34	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Seven of the eight sub-sectors in which the Fund is invested contributed positively to absolute performance, led by the Gathering/Processing, Diversified Energy Infrastructure and Liquids Transportation & Storage sub-sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Access Midstream Partners LP, MarkWest Energy Partners LP, Energy Transfer Equity LP, EQT Midstream Partners LP and Targa Resources Partners LP.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Overall, the Exploration & Production sub-sector detracted from absolute performance. In terms of individual Fund holdings, leading detractors from performance for the period included positions in Linn Energy LLC, Eagle

Rock Energy Partners LP, Kinder Morgan Energy Partners LP, NuStar GP Holdings LLC and Boardwalk Pipeline Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established several new Fund positions, including Kinder Morgan Energy Partners LP, KNOT Offshore Partners LP, a private placement in NGL Energy Partners LP, Delek Logistics Partners LP and World Point Terminals LP. We also sold out of several holdings, notably Copano Energy LLC, Linn Energy LLC, PVR Partners LP, NuStar GP Holdings LLC, and Eagle Rock Energy Partners LP.

Looking for additional information?

The Fund is traded under the symbol “CTR” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XCTRX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Total Return Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Chris Eades

Portfolio Manager

ClearBridge Investments, LLC

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

December 13, 2013

4	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

RISKS: All investments are subject to risk, including the risk of loss. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy related MLPs subject it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in small capitalization or illiquid securities which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of November 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2013 were: MarkWest Energy Partners LP (10.0%), Enterprise Products Partners LP (8.7%), Plains All American Pipeline LP (8.3%), Williams Partners LP (7.8%), Access Midstream Partners LP (7.0%), Kinder Morgan Management LLC ( 6.8%), Targa Resources Partners LP (6.8%), DCP Midstream Partners LP (5.7%), Energy Transfer Partners LP (5.1%) and Buckeye Partners LP (4.6%). Please refer to pages 8 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2013 were: Gathering/Processing (48.2%), Diversified Energy Infrastructure (42.6%), Liquids Transportation & Storage (25.8%), Natural Gas Transportation & Storage (8.4%) and Shipping (7.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

6	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and November 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	7

Schedule of investments

November 30, 2013

ClearBridge Energy MLP Total Return Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 143.0%
Crude/Refined Products Pipelines — 2.9%
Kinder Morgan Energy Partners LP	306,250	$25,103,312
Diversified Energy Infrastructure — 42.6%
Energy Transfer Equity LP	470,060	35,146,386
Energy Transfer Partners LP	822,460	44,544,433
Enterprise Products Partners LP	1,207,080	76,009,827
Genesis Energy LP	641,910	33,302,291
Kinder Morgan Management LLC	778,117	59,580,419	†
ONEOK Partners LP	505,685	27,084,489
Plains GP Holdings LP, Class A Shares	485,000	11,397,500	*
Regency Energy Partners LP	699,170	17,045,765
Williams Partners LP	1,323,360	68,007,470
Total Diversified Energy Infrastructure		372,118,580
Gathering/Processing — 48.2%
Access Midstream Partners LP	1,092,050	61,340,448
Crestwood Midstream Partners LP	1,598,868	36,198,372
Crosstex Energy LP	800,000	21,312,000
DCP Midstream Partners LP	1,024,628	49,366,577
EQT Midstream Partners LP	375,000	20,621,250
Exterran Partners LP	438,870	12,213,752
MarkWest Energy Partners LP	1,262,280	87,185,680
Midcoast Energy Partners LP	600,000	10,794,000	*
NGL Energy Partners LP	450,900	14,000,959	(a)
Southcross Energy Partners LP	293,681	5,691,538
Summit Midstream Partners LP	619,140	20,790,721
Targa Resources Partners LP	1,155,960	59,011,758
Western Gas Partners LP	350,000	22,288,000
Total Gathering/Processing		420,815,055
General Partner — 2.3%
Crestwood Equity Partners LP	1,314,530	20,217,471
Global Infrastructure — 1.9%
Brookfield Infrastructure Partners LP	439,910	16,839,755
Liquids Transportation & Storage — 25.8%
Buckeye Partners LP	588,370	40,062,113
Delek Logistics Partners LP	387,630	11,698,673
Enbridge Energy Partners LP	760,400	22,880,436
Holly Energy Partners LP	155,220	4,881,669
Magellan Midstream Partners LP	196,440	12,206,782

See Notes to Financial Statements.

8	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

ClearBridge Energy MLP Total Return Fund Inc.

Security	Shares/ Units	Value
Liquids Transportation & Storage — continued
MPLX LP	356,520	$13,590,542
Oiltanking Partners LP	150,447	9,010,271
Plains All American Pipeline LP	1,399,926	72,194,184
Sunoco Logistics Partners LP	122,378	8,661,915
Susser Petroleum Partners LP	477,540	16,069,221
Tesoro Logistics LP	37,278	1,910,498
World Point Terminals LP	599,990	11,615,806
Total Liquids Transportation & Storage		224,782,110
Natural Gas Transportation & Storage — 8.4%
Boardwalk Pipeline Partners LP	962,600	25,354,884
El Paso Pipeline Partners LP	674,120	28,029,910
TC Pipelines LP	410,910	20,134,590
Total Natural Gas Transportation & Storage		73,519,384
Oil/Refined Products — 1.6%
Rose Rock Midstream LP	390,219	13,997,156
Propane — 1.5%
Suburban Propane Partners LP	280,957	12,893,117
Refining — 0.5%
Western Refining Logistics LP	182,970	4,654,757	*
Shipping — 7.3%
Golar LNG Partners LP	333,340	10,660,213
KNOT Offshore Partners LP	549,590	15,415,999	(b)
Teekay LNG Partners LP	381,410	15,675,951
Teekay Offshore Partners LP	671,096	22,025,371
Total Shipping		63,777,534
Total Investments — 143.0% (Cost — $933,953,576#)		1,248,718,231
Liabilities in Excess of Other Assets — (43.0)%		(375,586,559)
Total Net Assets — 100.0%		$873,131,672

†	Payment-in-kind security receives stock dividends in the form of additional shares.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At November 30, 2013, the total market value of Affiliated Companies was $15,415,999, and the cost was $11,746,679 (See Note 5).

#	Aggregate cost for federal income tax purposes is $903,629,692.

See Notes to Financial Statements.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	9

Statement of assets and liabilities

November 30, 2013

Assets:
Investments in unaffiliated securities, at value (Cost — $922,206,897)	$1,233,302,232
Investments in affiliated securities, at value (Cost — $11,746,679)	15,415,999
Cash	12,973,404
Receivable for securities sold	13,664,548
Deferred debt issuance and offering cost	1,297,205
Dividends and distributions receivable	189,161
Prepaid expenses	73,772
Total Assets	1,276,916,321

Liabilities:
Senior Secured Notes (Note 7)	180,000,000
Deferred tax liability (Note 10)	126,128,198
Loan payable (Note 6)	80,000,000
Payable for securities purchased	13,342,131
Interest payable	1,322,008
Current tax liability (Note 10)	1,231,112
Investment management fee payable	929,877
Audit and tax fees payable	333,050
Accrued expenses	498,273
Total Liabilities	403,784,649
Total Net Assets	$873,131,672

Net Assets:
Par value ($0.001 par value, 38,305,191 shares issued and outstanding; 100,000,000 shares authorized)	$38,305
Paid-in capital in excess of par value	665,629,861
Accumulated net investment loss, net of income taxes	(14,832,164)
Accumulated net realized gain on investments, net of income taxes	23,679,173
Net unrealized appreciation on investments, net of income taxes	198,616,497
Total Net Assets	$873,131,672

Shares Outstanding	38,305,191

Net Asset Value	$22.79

See Notes to Financial Statements.

10	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

Statement of operations

For the Year Ended November 30, 2013

Investment Income:
Dividends and distributions from unaffiliated investments	$61,201,867
Dividends and distributions from affiliated investments	413,457
Less: Foreign taxes withheld	(119,711)
Return of capital (Note 1(f))	(61,019,211)
Net dividends and distributions	476,402
Total Investment Income	476,402

Expenses:
Investment management fee (Note 2)	10,880,748
Interest expense (Notes 6 and 7)	6,060,108
Audit and tax	268,800
Legal fees	233,225
Transfer agent fees	167,941
Franchise fees	140,000
Directors’ fees	136,518
Commitment fees (Note 6)	82,496
Amortization of deferred debt issuance and offering costs	79,968
Fund accounting fees	79,677
Shareholder reports	50,340
Stock exchange listing fees	30,630
Rating agency fees	25,262
Insurance	16,030
Custody fees	879
Miscellaneous expenses	129,904
Total Expenses	18,382,526
Net Investment Loss, before income taxes	(17,906,124)
Net current and deferred tax benefit (Note 10)	5,965,718
Net Investment Loss, net of income taxes	(11,940,406)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 10):
Net Realized Gain From:
Investment transactions from unaffiliated securities	55,781,490
Net current and deferred tax expense (Note 10)	(19,963,393)
Net Realized Gain, net of income taxes	35,818,097
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	240,836,918
Affiliated investments	(5,228,255)
Deferred tax expense (Note 10)	(86,702,129)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	148,906,534
Net Gain on Investments, net of income taxes	184,724,631
Increase in Net Assets from Operations	$172,784,225

See Notes to Financial Statements.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	11

Statements of changes in net assets

For the Years Ended November 30,	2013	2012†

Operations:
Net investment loss, net of income taxes	$(11,940,406)	$(2,891,758)
Net realized gain (loss), net of income taxes	35,818,097	(1,643,555)
Change in net unrealized appreciation (depreciation), net of income taxes	148,906,534	49,709,963
Increase in Net Assets From Operations	172,784,225	45,174,650

Distributions to Shareholders From (Note 1):
Dividends	(10,495,369)	—
Return of capital	(39,985,851)	(24,790,333)
Decrease in Net Assets From Distributions to Shareholders	(50,481,220)	(24,790,333)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 38,129,480 shares issued, respectively) (Note 9)	—	726,748,090	‡
Reinvestment of distributions (123,333 and 52,378 shares reinvested, respectively)	2,697,855	998,405
Increase in Net Assets From Fund Share Transactions	2,697,855	727,746,495
Increase in Net Assets	125,000,860	748,130,812

Net Assets:
Beginning of year	748,130,812	—
End of year*	$873,131,672	$748,130,812
* Includes accumulated net investment loss, net of income taxes, of:	$(14,832,164)	$(2,891,758)

†	For the period June 27, 2012 (commencement of operations) to November 30, 2012.

‡	Net of offering costs and sales load of $35,841,510.

See Notes to Financial Statements.

12	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

Statement of cash flows

For the Year Ended November 30, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$172,784,225
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(298,966,561)
Sales of portfolio securities	287,408,453
Return of capital	61,019,211
Increase in receivable for securities sold	(13,664,548)
Increase in dividends and distributions receivable	(25,312)
Amortization of deferred debt issuance and offering costs	79,968
Increase in prepaid expenses	(49,471)
Increase in payable for securities purchased	13,342,131
Increase in investment management fee payable	122,676
Increase in interest payable	1,233,075
Increase in audit and tax fees payable	333,050
Increase in current tax liability	1,231,112
Increase in accrued expenses	178,471
Increase in net deferred tax expenses	99,368,692
Net realized gain on investments	(55,781,490)
Change in unrealized appreciation of investments	(235,608,663)
Net Cash Provided by Operating Activities*	33,005,019

Cash Provided (Used) by Financing Activities:
Payment of offering costs	(296,377)
Payment of debt issuance costs	(1,377,173)
Distributions paid on common stock, net of reinvestments	(47,783,365)
Proceeds from issuance of Senior Secured Notes	180,000,000
Repayment of loan	(160,000,000)
Net Cash Used in Financing Activities	(29,456,915)
Net Increase in Cash	3,548,104
Cash at Beginning of Year	9,425,300
Cash at End of Year	$12,973,404
Non-Cash Financing Activities:
Reinvestment of Distributions	$2,697,855

*	Included in operating expenses is cash of $4,827,033 paid for interest and commitment fees on borrowings and $100,000 paid for income taxes net of refunds, if any.

See Notes to Financial Statements.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2013[1]	2012[1,2]

Net asset value, beginning of year	$19.59	$19.06 [3]

Income (loss) from operations:
Net investment loss	(0.31)	(0.08)
Net realized and unrealized gain	4.83	1.26
Total income from operations	4.52	1.18

Less distributions from:
Dividends	(0.27)	—
Return of capital	(1.05)	(0.65)
Total distributions	(1.32)	(0.65)

Net asset value, end of year	$22.79	$19.59

Market price, end of year	$21.90	$19.82
Total return, based on NAV[4,5]	23.39%	6.28%
Total return, based on Market Price[6]	17.34%	2.50%

Net assets, end of year (millions)	$873	$748

Ratios to average net assets:
Management fees	1.30%	1.24%[7]
Other expenses	0.89 [8]	0.45 [7,9]
Subtotal	2.19	1.69
Income tax expense	12.02	8.55 [7]
Total expenses	14.21 [8]	10.24 [7,9,10]
Net investment loss, net of income taxes	(1.42)	(0.92) [7]

Portfolio turnover rate	25%	4%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$260,000	$240,000
Asset Coverage for Loan and Debt Issuance Outstanding	436%	412%
Weighted Average Loan and Debt Issuance (000s)	$250,082	$175,796
Weighted Average Interest Rate on Loans and Debt Issuance	2.42%	1.04%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 27, 2012 (commencement of operations) to November 30, 2012.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

14	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	The impact of compensating balance arrangements was 0.02%.

[10]

Excludes the impact of reimbursement for organization fees in the amount of 0.02%. Inclusive of the reimbursement the ratio is 10.22%. The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (‘‘MLPs’’) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy MLPs (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market

16	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	17

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Master limited partnerships†
Gathering/processing	—	$14,000,959	—	$14,000,959
Other master limited partnerships	$1,234,717,272	—	—	1,234,717,272
Total investments	$1,234,717,272	$14,000,959	—	$1,248,718,231

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s secu-

18	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

rities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of common stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2013, the Fund estimated that approximately 98.65% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $60,781,772 of dividends and distributions received from its investments.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	19

Notes to financial statements (cont’d)

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2012 in the amount of a $237,439 decrease in dividends received from investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on ex-date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates 80% of its current year distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs. The Fund has generated sufficient current year earnings and profits for tax purposes from gains realized on the sale of its MLP investments such that approximately 20% of the distributions paid during the current year will be treated as dividend income. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether

20	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating loss and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Accumulated Net Investment Loss (net of income taxes)	Accumulated Net Realized Gain on Investments (net of income taxes)
$10,495,369	$(10,495,369)

Reclassifications are due to distributions paid by the Fund in the current year which for tax purposes have been treated as dividend income. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. Because the primary source of the Fund’s taxable income is realized gains, the cumulative taxable distributions are being reclassified against accumulated net realized gains for book purposes.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$298,966,561
Sales	287,408,453

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2013, the Fund did not invest in any derivative instruments.

5. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended November 30, 2013:

	Affiliate Value at 11/30/12	Purchased		Sold		Return of Capital	Affiliate Value at 11/30/13	Realized Gain/ Loss
Company		Cost	Shares/Par	Cost	Shares/Par
EQT Midstream Partners LP*	$33,476,506	—	—	—	—	—	—	—
Knot Offshore Partners LP	—	$12,160,136	549,590	—	—	$413,457	15,415,999	—
	$33,476,506	$12,160,136	549,590	—	—	$413,457	$15,415,999	—

*	This security is no longer an affiliated company.

22	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

6. Loan

During the year the Fund had a 364-day revolving credit agreement with a financial institution, which allowed the Fund to borrow up to an aggregate amount of $300,000,000 (the “previous agreement”). On March 28, 2013, the Fund entered into a new $125,000,000 secured revolving credit agreement (the “new agreement”) and terminated the previous agreement. Unless renewed, the new agreement will terminate on March 27, 2014. The Fund pays a commitment fee up to an annual rate of 0.15% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The lender has equal access to the lien as the senior secured notes holder (See Note 7). At November 30, 2013, the Fund had $80,000,000 of borrowings outstanding per the current credit agreement.

Interest expense related to the loans for the year ended November 30, 2013 was $1,294,428. For the year ended November 30, 2013, the Fund incurred $82,496 in commitment fees. For the year ended November 30, 2013, the average daily loan balance was $127,780,822 and the weighted average interest rate was 1.01%.

7. Senior secured notes

On March 28, 2013, the Fund completed a private placement of $180,000,000 of fixed-rate senior secured notes (the “Senior Notes”). Net proceeds from such offering and borrowings under the new credit facility were used to repay outstanding borrowings, make new portfolio investments, and for general corporate purposes. At November 30, 2013, the Fund had $180,000,000 aggregate principal amount of Senior Notes outstanding. Interest expense related to the Senior Notes for the year ended November 30, 2013 was $4,765,680. Costs incurred by the Fund in connection with the Senior secured notes are recorded as a deferred charge which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holder, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holder has equal access to the lien as the lender (See Note 6).

The table below summarizes the key terms of the offering.

Security	Amount	Rate	Maturity
Senior secured notes:
Series A	$30,000,000	3.33%	March 28, 2020
Series B	$70,000,000	3.93%	March 28, 2023
Series C	$80,000,000	4.08%	March 28, 2025

8. Distributions

On October 21, 2013 the Fund’s Board of Directors (the “Board”) declared a quarterly distribution in the amount of $0.33 per share payable on November 29, 2013 to shareholders of record on November 22, 2013.

On January 22, 2014, the Board declared a quarterly distribution in the amount of $0.3300 per share, payable on February 21, 2014, to shareholders of record on February 28, 2014.

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

9. Capital shares

During the year ended November 30, 2013, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 3,000,000 shares of common stock through an equity shelf offering. Under the equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a deferred charge which are amortized over the period such additional common shares are sold, not to exceed one year. For the year ended November 30, 2013, there were no shares sold.

10. Income taxes

The current and deferred components of the tax benefit or expense are as follows:

	Current tax (benefit) expense	Deferred tax (benefit) expense	Total tax (benefit) expense
Net Investment Loss	(19,101,850)	13,136,132	(5,965,718)
Net Realized Gain	20,432,962	(469,569)	19,963,393
Change in Net Unrealized Appreciation / (Depreciation)	—	86,702,129	86,702,129
Total	1,331,112	99,368,692	100,699,804
The Federal and State components of the tax expense are as follows:
	Current tax (benefit) expense	Deferred tax (benefit) expense	Total tax (benefit) expense
Federal tax expense (benefit)	$1,319,714	$91,385,486	$92,705,200
State tax expense (benefit)	11,398	7,983,206	7,994,604
Total tax expense (benefit)	$1,331,112	$99,368,692	$100,699,804

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 1.9%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

During the year, the Fund’s combined federal and state income tax rate decreased from 37.20% to 36.90% due to changes in certain state tax jurisdictions. This decrease resulted in the additional income tax benefit and corresponding decrease in the Fund’s effective tax rate outlined below.

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	$95,719,410	35.00%
State taxes, net of federal tax benefit	5,196,197	1.90%
Change in blended state tax rate from 2.2% to 1.9%	(215,803)	(0.08)%
	$100,699,804	36.82%

24	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating losses and tax credit carryforwards.

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2013 are as follows:

Deferred Tax Assets
Net Operating Loss Carryforward	$56,736
Minimum Tax Credit Carryforward	1,184,721

Deferred Tax Liabilities
Unrealized gains on investment securities	(116,148,158)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(11,221,497)
Total net deferred tax asset (liability)	$(126,128,198)

At November 30, 2013 the Fund had state net operating loss carryforwards of $1,403,827 (deferred tax asset of $56,736). Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income in each respective state prior to expiration of the loss carryforwards. If not utilized, the state net operating loss carryforwards expire in tax years between 2023 and 2031.

At November 30, 2013, the Fund also had a minimum tax credit carryforward of $1,184,721, which is available to offset against future regular federal tax liabilities. The minimum tax credit does not carry an expiration.

Additionally, the Fund utilized its entire federal net operating loss carryforward of $4,636,558 and capital loss carryforward of $2,516,586 during the year ended November 30, 2013. These amounts differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At November 30, 2013, the cost basis of investments for Federal income tax purposes was $903,629,692. At November 30, 2013, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$346,569,801
Gross unrealized (depreciation)	(1,481,262)
Net unrealized appreciation (depreciation) before tax	$345,088,539
Net unrealized appreciation (depreciation) after tax	$217,750,868

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

26	ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

ClearBridge Energy MLP Total Return Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”), including the schedule of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 27, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Total Return Fund Inc. as of November 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from June 27, 2012 (commencement of operations) to November 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2014

ClearBridge Energy MLP Total Return Fund Inc. 2013 Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser

28	ClearBridge Energy MLP Total Return Fund Inc.

under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund (which commenced operations in June 2012) and all leveraged sector equity closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of thirty-one funds, including the Fund. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information

ClearBridge Energy MLP Total Return Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked thirteenth among the funds in the Performance Universe for that period and was better than the Performance Universe median. In assessing the fund’s performance relative to the Performance Universe, the Board recalled and considered past advice from the Manager that Lipper has included varying types of sector equity funds in the Performance Universe, including health/biotechnology funds and natural resources funds, and that performance comparisons with funds investing in other sectors are not meaningful. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark on a net asset value basis. The Fund slightly underperformed its benchmark for the 1-year period on a net asset value basis.

Based on the reviews and discussions of the Fund performance with the Manager and Sub-Adviser and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances (including the Fund’s limited performance history), continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and six other leveraged master limited partnership sector equity closed-end funds, as classified by Lipper. The Expense Group funds had net common share assets ranging from $151.3 million to $2.35 billion. Two of the other funds in the Expense Group were larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the

30	ClearBridge Energy MLP Total Return Fund Inc.

Fund’s contractual Management Fee and actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), whether compared on the basis of common share assets only or on the basis of common share and leveraged assets, each was ranked second lowest among the funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked first (lowest) among the funds in the Expense Group on both a common share assets only and on the basis of common share and leveraged assets. Each Fund expense component was better than the Expense Group median for that expense component. The Board noted, however, that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s

ClearBridge Energy MLP Total Return Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal reported that the Fund relationship is not yet profitable to the Manager.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Adviser were present.

32	ClearBridge Energy MLP Total Return Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

ClearBridge Energy MLP Total Return Fund Inc.	33

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

34	ClearBridge Energy MLP Total Return Fund Inc.

Independent Directors cont’d

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

ClearBridge Energy MLP Total Return Fund Inc.	35

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

36	ClearBridge Energy MLP Total Return Fund Inc.

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge Energy MLP Total Return Fund Inc.	37

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

38	ClearBridge Energy MLP Total Return Fund Inc.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

ClearBridge Energy MLP Total Return Fund Inc.	39

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

40	ClearBridge Energy MLP Total Return Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

ClearBridge Energy MLP Total Return Fund Inc.	41

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

42	ClearBridge Energy MLP Total Return Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-877-366-6441.

ClearBridge Energy MLP Total Return Fund Inc.	43

ClearBridge

Energy MLP Total Return Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and Chief Legal

Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

ClearBridge Energy MLP

Total Return Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent

registered public

accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock

Exchange Symbol

CTR

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Total Return Fund Inc.

ClearBridge Energy MLP Total Return Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Total Return Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

CBAX015220 1/14 SR13-2106

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal year ending November 30, 2012 and November 30, 2013 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $0 in 2012 and $52,900 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the ClearBridge Energy MLP Total Return Fund Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $7,100 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the ClearBridge Energy MLP Total Return Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ClearBridge Energy MLP Total Return Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Total Return Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2012 and 100% for 2013; Tax Fees were 100% for 2012 and 100% for 2013; and Other Fees were 100% for 2012 and 100% for 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Total Return Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Total Return Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. ClearBridge Energy MLP Total Return Fund Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the ClearBridge Energy MLP Total Return Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Eileen A. Kamerick (Effective February 14, 2013)
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Investments LLC

(f/ka ClearBridge Advisors LLC)

(“ClearBridge”)

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 35 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has twelve years of investment management experience and thirteen years of related investment experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Richard Freeman	Other Registered Investment Companies	8	$18.1 billion	None	None
	Other Pooled Vehicles	3	$2.2 billion	None	None
	Other Accounts	36,529	$11.8 billion	None	None

Chris Eades	Other Registered Investment Companies	4	$ 4.7 billion	None	None
	Other Pooled Vehicles	1	$820 million	None	None
	Other Accounts	3	$5.1 million	None	None

Michael Clarfeld	Other Registered Investment Companies	7	$11.7 billion	None	None
	Other Pooled Vehicles	3	$910 million	None	None
	Other Accounts	30,215	$4.7 billion	None	None

Peter Vanderlee	Other Registered Investment Companies	8	$12.9 billion	None	None
	Other Pooled Vehicles	7	$2.0 billion	None	None
	Other Accounts	30,216	$4.7 billion	None	None

(a)(3):

Portfolio Manager Compensation Structure (ClearBridge)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on
3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Freeman	E
Chris Eades	C
Michael Clarfeld Peter Vanderlee	C C

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Total Return Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
ClearBridge Energy MLP Total Return Fund Inc.

Date:	January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
ClearBridge Energy MLP Total Return Fund Inc.

Date:	January 28, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
ClearBridge Energy MLP Total Return Fund Inc.

Date:	January 28, 2014